SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS California Tax-Free Income Fund

Effective June 1, 2010, Eleanor R. Lynch will no longer serve as co–lead portfolio manager of the above-listed fund. Effective as of such date, all references to Ms. Lynch are hereby deleted. In addition, effective as of June 1, 2010, Philip G. Condon, who currently serves as co-lead portfolio manager, will serve as the fund’s lead portfolio manager.

Effective June 1, 2010, the following person is added to the portfolio management team, as reflected in the ”MANAGEMENT” sections of the fund’s prospectus.

Michael J. Generazo, Director. Portfolio Manager of the fund. Joined the fund in 2010.

■	Over 17 years of investment industry experience.

■	Joined Deutsche Asset Management in 1999.

■	BS, Bryant College; MBA, Suffolk University.

Please Retain This Supplement for Future Reference

April 9, 2010 DSTFCANY–3602	[DWS INVESTMENTS LOGO] Deutsche Bank Group